UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth compan	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
◻

ITEM 5.07   Submission of Matters to a Vote of Security Holders.
At the Meeting, the Company's stockholders approved three proposals, one of which is non-binding, which are described in detail in the Proxy Statement. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results are as follows:

Proposal 1 - Election of nine directors to serve until the next annual meeting of stockholders.
		Votes	Broker
Nominees	Votes For	Withheld	Non-Votes
Edward L. Kuntz	9,042,787	2,363,696	667,398
Christopher J. Reading	11,276,360	130,123	667,398
Lawrance W. McAfee	10,424,767	981,716	667,398
Mark J. Brookner	10,901,979	504,504	667,398
Harry S. Chapman	11,325,940	80,543	667,398
Bernard A. Harris, Jr.	9,113,873	2,292,610	667,398
Kathleen A. Gilmartin	11,380,935	25,548	667,398
Reginald E. Swanson	10,868,353	538,130	667,398
Clayton K. Trier	9,081,248	2,325,235	667,398

    Proposal 2 - Advisory vote to approve named executive officer compensation.
	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
10,978,928	413,035	14,520	667,398

    Proposal 3 - Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020.
	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
12,010,671	51,028	12,182	-

Proposal 4 – Consideration of any other matters that may properly come before the meeting or any adjournments.
	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
957,879	10,156,941	241,934	709,560

With respect to proposal 1, broker non-votes were not treated as a vote for or against any particular nominee and did not affect the outcome of the election of directors. With Proposal 2, broker non-votes did not have any effect on the outcome of the vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: August 19, 2020	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)